UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 5, 2006, i2 Technologies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it had filed a suit for patent infringement against SAP AG (NYSE: SAP) and SAP Americas, Inc. The information contained in the Press Release, which is included as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference herein and is furnished pursuant to Item 7.01, “Regulation FD Disclosure”.

Item 9.01. Financial Statements and Exhibits.

    (c) Exhibits.

99.1	Press Release dated September 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 5, 2006	i2 TECHNOLOGIES, INC.

	By:	/s/ John Harvey
John Harvey
Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated September 5, 2006.